SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 2, 2010 (July 28, 2010)

Commission File Number:  000-50635

Colony Resorts LVH Acquisitions, LLC

(Exact name of registrant as specified in its charter)

                                       NEVADA                                                                                             41-2120123

                         (State or other jurisdiction of                                                                            (I.R.S. Employer

                         incorporation or organization)                                                                          Identification No.)

Registrants' telephone number, including area code:

(702) 732-5919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 28, 2010, Peter Weidman was appointed to the managing board (the “Board”) of Colony Resorts LVH Acquisitions, LLC (the “Company”).  Pursuant to the terms of the Operating Agreement of the Company, Mr. Weidman has been designated by Whitehall to serve on the Board as the replacement for Steven Angel, whose resignation was previously disclosed. Mr. Weidman will have the right to vote on all matters that come before the Board and will have veto rights over certain actions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                              COLONY RESORTS LVH ACQUISITIONS, LLC

Dated:  August 2, 2010                                                                     _____________________________

                                                                                                              Robert E. Schaffhauser

                                                                                                              Executive Vice President-Finance

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